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                                                                 EXHIBIT 23.1


                      CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 333-86426) of Affiliated Computer Services, Inc. of our report dated July 30, 1997, appearing on page 20 of the Annual Report of this Form 10-K.

Price Waterhouse L.L.P.


Dallas, Texas
September 29, 1997